Exhibit 99.1

Virgin Galactic Announces Third Quarter 2023 Financial Results And Provides Business Update

•Successfully Completed Six Spaceflights in Six Months With Overwhelmingly Positive Customer Feedback
•Q3 Cash and Marketable Securities Position of $1.1 Billion Forecasted to be Sufficient to Bring First Delta Class Spaceships Into Service and Achieve Positive Cash Flow in 2026

ORANGE COUNTY, CALIFORNIA – November 8, 2023 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”) today announced its financial results for the third quarter ended September 30, 2023 and provided a business update.

Michael Colglazier, Chief Executive Officer of Virgin Galactic said, "With six spaceflights successfully completed in under six months, Virgin Galactic has demonstrated the repeatability of our spaceflight system and also showcased the overwhelmingly positive experience of our Astronauts. With our third quarter cash and marketable securities position of approximately $1.1 billion, we forecast having sufficient capital to bring our first two Delta ships into service and achieve positive cash flow in 2026."

Third Quarter 2023 Financial Highlights
•Cash position remains strong, with cash, cash equivalents and marketable securities of $1.1 billion as of September 30, 2023, a sequential increase of $108 million from the second quarter of 2023.

•Revenue of $1.7 million, compared to $0.8 million in the third quarter of 2022, driven by commercial spaceflight and membership fees related to future astronauts.

•GAAP total operating expenses of $116 million, compared to $146 million in the third quarter of 2022. Non-GAAP total operating expense of $102 million in the third quarter of 2023, compared to $133 million in the third quarter of 2022.

•Net loss of $105 million, compared to a $146 million net loss in the third quarter of 2022, with the improvement primarily driven by lower operating expenses and an increase in interest income.

•Adjusted EBITDA totaled $(87) million, compared to $(129) million in the third quarter of 2022, primarily driven by lower operating expenses and an increase in interest income.

•Net cash used in operating activities totaled $91 million, compared to $96 million in the third quarter of 2022.

•Cash paid for capital expenditures totaled $13 million, compared to $6 million in the third quarter of 2022.

•Free cash flow totaled $(105) million, compared to $(102) million in the third quarter of 2022.

•Generated $211 million in gross proceeds through the issuance of 62 million shares of common stock as part of the Company's at-the-market offering program.

Business Updates
•‘Galactic 06’ spaceflight mission planned for January 2024.
•Spaceship factory in Phoenix, Arizona is on track to open in mid-2024.
•Production schedule for the Delta Class spaceships remains on track for revenue service in 2026.

Exhibit 99.1
Financial Guidance
The following forward-looking statements reflect our expectations for the fourth quarter of 2023 as of November 8, 2023 and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•Revenue for the fourth quarter of 2023 is expected to be approximately $3 million.
•Free cash flow for the fourth quarter of 2023 is expected to be in the range of $(125) million to $(135) million.

Non-GAAP Financial Measures
In addition to the Company's results prepared in accordance with generally accepted accounting principles in the United States (GAAP), the Company is also providing certain non-GAAP financial measures. A discussion regarding the use of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP information is presented later in this press release.

Statement of Operations Presentation
Following the launch of commercial service and achievement of technological feasibility, the Company began presenting the operating expenses supporting the Company’s commercial spaceline activities as spaceline operations expense in the accompanying condensed consolidated statements of operations and comprehensive loss. Expenses incurred prior to the achievement of technological feasibility were classified as research and development and selling, general and administrative expenses. Spaceline operations expense includes costs associated with commercial spaceflight services and production costs that are not eligible for capitalization. Spaceline operations expense also includes costs to support the Company’s Future Astronaut Community and costs related to payload cargo and engineering services, which were previously presented as customer experience expense.

Conference Call Information
Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 888 660-6431 or +1 929 203-2118 and enter the conference ID number 4014201. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings
Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. It has developed a spaceflight system designed to connect the world to the love, wonder and awe created by space travel and to offer customers a transformative experience. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our spaceflight systems, expected flight schedule, scaling of our future fleet, providing repeatable and reliable access to space, development of our Delta class spaceships, the timing of the opening of our spaceship factory in Phoenix, our objectives for future operations and the Company’s financial forecasts, including the expectation for positive cash flow and the timing thereof, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or

Exhibit 99.1
achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Exhibit 99.1
Third Quarter 2023 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited; in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Revenue	$1,728	$767	$3,991	$1,443

Operating expenses:
Spaceline operations	25,648	590	26,200	737
Research and development	44,848	97,411	241,292	211,578
Selling, general and administrative	42,218	46,113	144,020	127,820
Depreciation and amortization	3,286	2,214	9,723	7,981
Total operating expenses	116,000	146,328	421,235	348,116

Operating loss	(114,272)	(145,561)	(417,244)	(346,673)

Interest income	12,856	3,524	28,590	6,327
Interest expense	(3,221)	(3,293)	(9,648)	(8,924)
Other income (expense), net	86	(203)	164	7
Loss before income taxes	(104,551)	(145,533)	(398,138)	(349,263)
Income tax expense	53	21	215	69
Net loss	(104,604)	(145,554)	(398,353)	(349,332)
Other comprehensive income (loss):
Foreign currency translation adjustment	(60)	(181)	9	(314)
Unrealized income (loss) on marketable securities	1,022	(585)	6,008	(8,227)
Total comprehensive loss	$(103,642)	$(146,320)	$(392,336)	$(357,873)

Net loss per share:
Basic and diluted	$(0.28)	$(0.55)	$(1.26)	$(1.34)

Weighted-average shares outstanding:
Basic and diluted	375,853	263,907	316,198	260,255

Exhibit 99.1
VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(Unaudited; in thousands)

	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$231,030	$302,291
Restricted cash	38,031	40,336
Marketable securities, short-term	766,047	606,716
Inventories	17,062	24,043
Prepaid expenses and other current assets	24,051	28,228
Total current assets	1,076,221	1,001,614
Marketable securities, long-term	53,130	30,392
Property, plant and equipment, net	74,066	53,658
Other non-current assets	64,567	54,274
Total assets	$1,267,984	$1,139,938
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$27,986	$16,326
Accrued liabilities	49,888	61,848
Customer deposits	97,923	102,647
Other current liabilities	4,342	3,232
Total current liabilities	180,139	184,053
Non-current liabilities:
Convertible senior notes, net	417,338	415,720
Other long-term liabilities	71,148	59,942
Total liabilities	668,625	659,715
Stockholders' Equity
Common stock	40	28
Additional paid-in capital	2,622,776	2,111,316
Accumulated deficit	(2,022,148)	(1,623,795)
Accumulated other comprehensive loss	(1,309)	(7,326)
Total stockholders' equity	599,359	480,223
Total liabilities and stockholders' equity	$1,267,984	$1,139,938

Exhibit 99.1
VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited; in thousands)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(398,353)	$(349,332)
Stock-based compensation	35,598	34,488
Depreciation and amortization	9,723	7,981
Amortization of debt issuance costs	1,618	1,466
Other non-cash items	(6,500)	10,256
Change in operating assets and liabilities:
Inventories	3,996	6,817
Other current and non-current assets	10,297	2,253
Accounts payable and accrued liabilities	(2,941)	23,828
Customer deposits	(4,724)	13,108
Other current and long-term liabilities	(1,598)	136
Net cash used in operating activities	(352,884)	(248,999)
Cash flows from investing activities:
Capital expenditures	(25,941)	(12,306)
Purchases of marketable securities	(872,950)	(604,945)
Proceeds from maturities and calls of marketable securities	702,346	294,612
Net cash used in investing activities	(196,545)	(322,639)
Cash flows from financing activities:
Payments of finance lease obligations	(175)	(132)
Proceeds from convertible senior notes	—	425,000
Debt issuance costs	—	(11,278)
Purchase of capped call	—	(52,318)
Repayment of commercial loan	—	(310)
Proceeds from issuance of common stock	484,145	99,573
Proceeds from issuance of common stock pursuant to stock options exercised	—	49
Withholding taxes paid on behalf of employees on net settled stock-based awards	(3,001)	(3,479)
Transaction costs related to issuance of common stock	(5,106)	(1,137)
Net cash provided by financing activities	475,863	455,968
Net decrease in cash, cash equivalents and restricted cash	(73,566)	(115,670)
Cash, cash equivalents and restricted cash at beginning of period	342,627	550,030
Cash, cash equivalents and restricted cash at end of period	$269,061	$434,360

Cash and cash equivalents	$231,030	$394,032
Restricted cash	38,031	40,328
Cash, cash equivalents and restricted cash	$269,061	$434,360

Exhibit 99.1
Use of Non-GAAP Financial Measures
This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including, total non-GAAP operating expenses, Adjusted EBITDA and free cash flow. The Company defines total non-GAAP operating expenses as total operating expenses other than stock-based compensation and depreciation and amortization. The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines free cash flow as net cash provided by operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures prepared in accordance with GAAP and should not be considered as an alternative to any other measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of total operating expenses to total non-GAAP operating expenses for the three and nine months ended September 30, 2023 and 2022 is set forth below (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Total operating expenses	$116,000	$146,328	$421,235	$348,116
Stock-based compensation	10,763	11,510	35,598	34,488
Depreciation and amortization	3,286	2,214	9,723	7,981
Total non-GAAP operating expenses	$101,951	$132,604	$375,914	$305,647

A reconciliation of net loss to Adjusted EBITDA for the three and nine months ended September 30, 2023 and 2022 is set forth below (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net loss	$(104,604)	$(145,554)	$(398,353)	$(349,332)
Interest expense	3,221	3,293	9,648	8,924
Income tax expense	53	21	215	69
Depreciation and amortization	3,286	2,214	9,723	7,981
Stock-based compensation	10,763	11,510	35,598	34,488
Adjusted EBITDA	$(87,281)	$(128,516)	$(343,169)	$(297,870)

Exhibit 99.1

The following table reconciles net cash used in operating activities to free cash flow for the three and nine months ended September 30, 2023 and 2022 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net cash used in operating activities	$(91,497)	$(96,038)	$(352,884)	$(248,999)
Capital expenditures	(13,325)	(6,013)	(25,941)	(12,306)
Free cash flow	$(104,822)	$(102,051)	$(378,825)	$(261,305)
The following table reconciles forecasted net cash used in operating activities to forecasted free cash flow for the fourth quarter of 2023 (in thousands):

Forecasted Range
Net cash used in operating activities	$(100,000) - $(105,000)
Capital expenditures	(25,000) - (30,000)
Free cash flow	$(125,000) - $(135,000)

For media inquiries:
Aleanna Crane - Vice President, Communications
Virgingalacticpress@virgingalactic.com
575-800-4422

For investor inquiries:
Eric Cerny - Vice President, Investor Relations
vg-ir@virgingalactic.com
949-774-7637